Capital One Securities, Inc. 9 th Annual Energy Conference December 10, 2014 Joseph M. Bennett EVP & Chief IRO Exhibit 99.1

FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company
notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
Phone:
504.568.1010  |  Fax:
504.566.4580
Web site address: www.tdw.com
Email: connect@tdw.com
Capital One Securities, Inc. 9th Annual Energy Conference
TIDEWATER
601 Poydras Street, Suite 1500, New Orleans, LA 70130

•
Consistent goal of “Best in Class” safety and compliance culture
•
History of solid earnings and returns on a through-cycle basis
•
Largest “NEW” OSV  fleet in the industry, operating in over
50 countries with ~9,000 employees worldwide
•
Continued solid financial position, with considerable ready
liquidity, a reasonable debt level, minor debt maturities
until FY2019 and expected reduced CAPX as major fleet
upgrade winds down
•
“Offshore” is and will continue to be relevant.
Key Tidewater Takeaways
Capital One Securities, Inc. 9th Annual Energy Conference 3

TIDEWATER

0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
TIDEWATER
DOW CHEMICAL
CHEVRON
EXXONMOBIL

Safety Record Rivals Leading Companies
Capital One Securities, Inc. 9th Annual Energy Conference
•
Safe Operations is Priority #1
•
Stop Work Obligation
•
Safety performance is 25% of mgt. incentive comp

TOTAL RECORDABLE INCIDENT RATES
Operating safely offshore is
like holding a snake by its head.
It's a task that can't be turned
loose not for a microsecond or an
accident will strike without pity.

Working Rigs
450
400
350
300
250
200
150
100
50
0
11/04
11/05
11/06
11/07
11/08
11/09
11/10
11/11
11/12
11/13
11/14

Source: ODS-Petrodata
Note: 42 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 720 in November 2014.
421
257
Prior peak (summer 2008)
Jackups
Floaters
Working Offshore Rig Trends
Capital One Securities, Inc. 9th Annual Energy Conference 5

Source: ODS-Petrodata and Tidewater
July 2008
(Peak)
Jan. 2011
(Trough)
November
2014
Working Rigs
603 538 720
Rigs Under
Construction
186 118 246
OSV Global
Population
2,033 2,599 3,233
OSV’s Under
Construction
736 367 470
OSV/Rig Ratio
3.37 4.83 4.49
Drivers of our Business “Peak to Present”
Capital One Securities, Inc. 9th Annual Energy Conference 6
Working offshore rig
count is expected to grow
Marketed OSV populatio
should decrease as
attrition exceeds
newbuild deliveries
OSV/Rig Ratio should
remain well balanced

Deepwater vessels
Towing Supply/Supply
Other vessels
242 "New" vessels – 6.7 avg yrs
18 "Traditional" vessels – 25.8 avg yrs
(only 7 OSVs)
Number of Vessels
Year Built
0
5
10
15
20
25
30
35
1970
1975
1980
1985
1990
1995
2000
2005
2010

Tidewater’s Active Fleet As of September 30, 2014 Capital One Securities, Inc. 9th Annual Energy Conference 7

Americas
66(25%)
SS Africa/Europe
124(48%)
MENA
45(17%)
Asia/Pac
25(10%)
Our Global Footprint – Vessel Count by Region
(Excludes stacked vessels –
as of 9/30/14)
Capital One Securities, Inc. 9th Annual Energy Conference 8

Our Global Footprint – Vessel Class by Region
(Excludes stacked vessels –
as of 9/30/14)
Capital One Securities, Inc. 9th Annual Energy Conference
New Avg. Traditional
Vessels NBV Vessels
Deepwater 32 19.3M 0
Towing Supply 17 $10.5M 4
Other 9 $3.3M 4
58 8
New Avg. Traditional
Vessels NBV Vessels
Deepwater 11 $17.7M 1
Towing Supply 31 $11.9M 0
Other 0 0 2
42 3
New Avg. Traditional
Vessels NBV Vessels
Deepwater 38 $27.4M 0
Towing Supply 43 $12.8M 2
Other 36 $1.9M 5
117 7
New Avg. Traditional
Vessels NBV Vessels
Deepwater 10 $25.2M 0
Towing Supply 14 $11.5M 0
Other 1 $6.6M 0
25 0
Americas
SSAE
MENA
Asia/Pac
Vessel count info is as of 9/30/14, and includes leased vessels. Avg NBV excludes the impact of leased vessels which have no NBV.
Average NBV of the total 18 Traditional vessels is $0.95M at 9/30/14.

Vessel Count (2)
Total Cost (2)
Average Cost
per Vessel
Deepwater PSVs 102 $2,900m $28.4m
Deepwater AHTSs 12 $387m $32.3m
Towing Supply/Supply 111 $1,667m $15.0m
Other 53 $227m $4.3m
TOTALS: 278 $5,181m
(1)
$18.6m
.
At 9/30/14, 248 new vessels were in our fleet with ~6.8 year average age
Vessel Commitments
Jan. ’00 – September ‘14
(1) ~$4.6b (89%) funded through 9/30/14
(2) Vessel count and total cost is net of 26 vessel dispositions ($243M of original cost)
(2) Vessel count and total cost is net of 25 vessel dispositions ($227m of original cost)
The Largest Modern OSV Fleet in the Industry
Capital One Securities, Inc. 9th Annual Energy Conference 10

Count
Deepwater PSVs 23
Deepwater AHTSs -
Towing Supply/Supply 6
Other 1
Total 30
Vessels Under Construction*
As of September 30, 2014
Estimated delivery schedule – 8 remaining in FY ’15, 19 in FY ‘16 and 3 thereafter.
CAPX of $269m remaining in FY ’15, $267m in FY ‘16 and $51m thereafter.
…and More to Come
Capital One Securities, Inc. 9th Annual Energy Conference 11

The Upgrading of the Tidewater Fleet
(A 10 Year Review)
Capital One Securities, Inc. 9th Annual Energy Conference
Deepwater PSV
Deepwater PSV
Deepwater AHTS
Deepwater AHTS
Towing Supply
Towing Supply
Fleet information includes active vessels only.
CIP=Construction in Process.
New Fleet is defined as vessels built or acquired since 2000.
Current Future Vintage
DWT CIP Fleet Fleet
5,000-6,000 16 5 21 0
4,000-4,999 12 14 26 0
3,000-3,999 45 4 49 0
<3,000 6 0 6 1
79 23 102 1
Current Future Vintage
BHP New Fleet CIP Fleet Fleet
25,000+ 5 0 5 0
13,500-16,500 7 0 7 0
12 0 12 0
Current Future Vintage
BHP CIP Fleet Fleet
7,000-10,000 36 6 42 0
3,000-6,999 69 0 69 6
105 6 111 6

New Vintage Total
DWT Fleet Fleet Fleet
5,000-6,000 0 0 0
4,000-4,999 4 0 4
3,000-3,999 12 2 14
<3,000 6 4 10
22 6 28
New Vintage Total
BHP Fleet Fleet Fleet
25,000+ 1 0 1
13,500-16,500 6 3 9
7 3 10
New Vintage Total
BHP Fleet Fleet Fleet
7,000-10,000 5 25 30
3,000-6,999 23 146 169
28 171 199
3/31/05 Snapshot 9/30/14 Snapshot

$1,000
$800
$600
$400
$200
$0
Annual CAPX (in $millions)
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

CAPX Expected to Decrease
from Recent High Levels
Capital One Securities, Inc. 9th Annual Energy Conference
Fiscal Year

Fiscal 2014 is exclusive of Troms acquisition
Amounts in Fiscal 2015-2017 represent known CAPX on only the
30 vessels and 2 ROVs under construction as of 9/30/14.
Additional CAPX could occur, but trendline is expected down.

As of September 30, 2014
Cash & Cash Equivalents $124 million
Total Debt $1,496 million
Shareholders Equity $2,770 million
Net Debt / Net Capitalization 33%
Total Debt / Capitalization 35%
~$725 million of available liquidity as of 9/30/14, including $600 million of unused capacity under the company’s revolving credit facility.
Strong Financial Position Provides
Strategic Optionality
Capital One Securities, Inc. 9th Annual Energy Conference 14

Debt Maturity (in $millions)
$800
$600
$400
$200
$0
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

Debt Maturities as of 9/30/14 Limited for Several Years Capital One Securities, Inc. 9th Annual Energy Conference Fiscal Year 15

Adjusted EPS**
$8.00
$6.00
$4.00
$2.00
$0.00
Adjusted EPS **
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.20
$2.40
$2.13
$3.03
$3.69
Fiscal 2004
Fiscal 2005
Fiscal 2006
Fiscal 2007
Fiscal 2008
Fiscal 2009
Fiscal 2010
Fiscal 2011
Fiscal 2012
Fiscal 2013
Fiscal 2014

	Fiscal 2004	Fiscal 2005	Fiscal 2006	Fiscal 2007	Fiscal 2008	Fiscal 2009	Fiscal 2010	Fiscal 2011	Fiscal 2012	Fiscal 2013	Fiscal 2014
Adjusted Return On Avg. Equity	4.3%	7.2%	12.4%	18.9%	18.3%	19.5%	11.4%	5.0%	4.3%	5.9%	7.0%

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge. EPS in Fiscal 2014 is exclusive of $0.87 per share goodwill impairment charge.
History of Solid Earnings and Returns on a
Through-Cycle Basis
Capital One Securities, Inc. 9th Annual Energy Conference 16

TIDEWATER
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Q2 Fiscal 2015
Avg Day Rate: $30,575
Utilization: 88.6%
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
240
200
160
120
80
40
-
22 23 24 25 25 25 25 28 29 32 34 38 40 43 44 45 47 49 51 54 55 57 62 66 69 73 75 76 76 77
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate

$192 million, or 49%, of Vessel Revenue in Q2 Fiscal 2015 New Vessel Trends by Vessel Type Deepwater PSVs Capital One Securities, Inc. 9th Annual Energy Conference 17

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Q2 Fiscal 2015
Avg Day Rate: $16,235
Utilization: 80.8%
$25,000
$20,000
$15,000
$10,000
$5,000
$0
250
200
150
100
50
-
39 40 43 46 47 49 51 54 57 59 61 63 68 78 81 83 85 88 93 99 101 101 102 103 103 103 104 105 105 105
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate

$127 million, or 32%, of Vessel Revenue in Q2 Fiscal 2015 New Vessel Trends by Vessel Type Towing Supply/Supply Vessels Capital One Securities, Inc. 9th Annual Energy Conference 18

•
Six work-class ROV’s in current fleet
and two more on order
•
Commercial operations underway with
additional opportunities in Americas,
SSAE and Asia/Pac
•
ROV capabilities generating potential
for OSV pull through
Tidewater’s New Subsea Business
Capital One Securities, Inc. 9th Annual Energy Conference 19

•
Continue to improve upon stellar safety and compliance programs
•
Maintain solid balance sheet and financial flexibility to deal with industry uncertainties and seize opportunities when presented
•
Disciplined deployment of cash as we complete our OSV fleet
replacement and enhancement and expand our ROV business
•
Return capital to shareholders through dividends and
opportunistic share repurchases (recently announced ~2.8 M
share repurchase totaling $100M)
Tidewater’s Future
Capital One Securities, Inc. 9th Annual Energy Conference 20

Capital One Securities, Inc. 9 th Annual Energy Conference December 10, 2014 Joseph M. Bennett EVP & Chief IRO

Appendix Capital One Securities, Inc. 9th Annual Energy Conference 22

Maintain
Maintain
Financial Strength
Financial Strength
EVA-Based Investments
EVA-Based Investments
On Through-cycle Basis
On Through-cycle Basis
Deliver Results
Deliver Results
Financial Strategy Focused on Creating
Long-Term Shareholder Value
Capital One Securities, Inc. 9th Annual Energy Conference 23

Number of Vessels Built
(AHTS & PSV)
Vessels > 25 years old today
300
250
200
150
100
50
0
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010

Source: ODS-Petrodata and Tidewater
As of November 2014, there are approximately 470 additional
AHTS and PSV’s (~15% of the global fleet) under construction.
Global fleet is estimated at 3,233 vessels, including ~700 vessels that are 25+ yrs old (22%).
The Worldwide OSV Fleet
(Includes AHTs and PSVs only) Estimated as of November 2014
Capital One Securities, Inc. 9th Annual Energy Conference 24

400
300
200
100
0
213
189
145
72
72
65
5
Tidewater
Competitor #1
Competitor #2
Competitor #3
Competitor #4
Competitor # 5
Avg.
All Others (2,470 total vessels for 400+ owners)

Source: ODS-Petrodata and Tidewater Vessel Population by Owner (AHTS and PSVs only) Estimated as of November 2014 Capital One Securities, Inc. 9th Annual Energy Conference 25

Americas
Asia/Pac
MENA
Sub Sah Africa/Eur.
Avg. Dayrate
$26,000
$22,000
$18,000
$14,000
$10,000
$6,000
3/11
9/11
3/12
9/12
3/13
9/13
3/14
9/14

Avg. Utilization
100%
90%
80%
70%
60%
3/11
9/11
3/12
9/12
3/13
9/13
3/14
9/14

Utilization stats exclude stacked vessels. Active Vessel Dayrates & Utilization by Segment Capital One Securities, Inc. 9th Annual Energy Conference 26

Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
240
200
160
120
80
40
Q2 Fiscal 2015
Avg Day Rate: $34,937
Utilization: 89.0%
5 5 5 5 5 5 5 5 6 8 9 9 11 11 11 11 11 11 11 11 11 11 11 11 11 11 12 12 12 12
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate

$34 million, or 9%, of Vessel Revenue in Q2 Fiscal 2015 New Vessel Trends by Vessel Type Deepwater AHTS Capital One Securities, Inc. 9th Annual Energy Conference 27

CAPX
Dividend
Share Repurchase
$ in millions
$700
$600
$500
$400
$300
$200
$100
$0
CFFO
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Fiscal Year

Over a 15-year period, Tidewater has invested ~$5.2 billion in CapEx, and paid out ~$1.3 billion through dividends and share repurchases.  Over the same period, CFFO and proceeds from dispositions were ~$3.9 billion and ~$800 million, respectively.
Fleet Renewal & Expansion Largely
Funded by CFFO
Capital One Securities, Inc. 9th Annual Energy Conference 28

$500
$400
$300
$200
$100
$-
Millions
53.0%
46.7%
56.4%
47.7%
50.0%
38.0%
41.0%
36.9%
45.0%
42.0%
44.1%
40.8%
46.3%
45.2%
43.0%
43.1%
45.6%
$300 million
$150 million
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15
Vessel Revenue ($)
Vessel Operating Margin ($)
Vessel Operating Margin (%)

Note:  Vessel operating margin is defined as vessel revenue less vessel operating expenses
Prior peak period (FY2009)
averaged quarterly revenue of
$339M, quarter operating
margin of $175.6M at 51.8%
Total Revenue and Margin
Fiscal 2008-2015
Capital One Securities, Inc. 9th Annual Energy Conference 29

$200
$175
$150
$125
$100
$75
$50
$25
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY14
15
New
Traditional

70%
60%
50%
40%
30%
20%
10%
0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY14
15
Total
New

Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)
$178 million Vessel Margin in Q2
FY2015 (97% from New Vessels)
Q2 FY2015 Vessel Margin: 46%
Cyclical Upturn should Drive Margin Expansion
Capital One Securities, Inc. 9th Annual Energy Conference 30

Super Majors
37%
NOC's
22%
Others
41%
Our top 10 customers in Fiscal 2014 (4 Super Majors, 4 NOC’s,
1 IOC’s and 1 independent) accounted for 62% of our revenue
Current Revenue Mix
Quality of Customer Base
Capital One Securities, Inc. 9th Annual Energy Conference 31